WASH★REIT

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

First Quarter 2020

FINANCIAL STRENGTH

YTD 2020 CORE FAD PAYOUT RATIO	DEBT SERVICE COVERAGE RATIO	TARGET NET DEBT TO ADJ EBITDA MID TO LOW	INVESTMENT GRADE CREDIT RATING	SECURED DEBT TO TOTAL ASSETS
81%	**3.9x**	**6s**	**Baa2 STABLE** **BBB STABLE**	**0%**

Q1 2020 NOI BY REGION

MARYLAND
7%
30%
63%
DC
VIRGINIA

Q1 2020 NOI BY ASSET CLASS

OTHER
7%
47%
OFFICE
46%
MULTIFAMILY

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Three Months Ended
OPERATING RESULTS	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Real estate rental revenue	$76,792	$80,667	$80,259	$76,820	$71,434
Real estate expenses	(28,639)	(30,611)	(30,692)	(28,134)	(26,143)
48,153	50,056	49,567	48,686	45,291
Real estate depreciation and amortization	(29,720)	(38,812)	(37,340)	(33,044)	(27,057)
Income from real estate	18,433	11,244	12,227	15,642	18,234
Interest expense	(10,845)	(11,788)	(14,198)	(15,252)	(12,496)
Gain (loss) on sale of real estate	—	61,007	—	(1,046)	—
Gain on extinguishment of debt	468	—	—	—	—
Real estate impairment	—	—	—	—	(8,374)
General and administrative expenses	(6,337)	(6,265)	(6,461)	(5,535)	(7,807)
Income (loss) from continuing operations	1,719	54,198	(8,432)	(6,191)	(10,443)
Discontinued operations:
Income from properties classified as discontinued operations	—	—	2,942	7,178	6,038
Gain on sale of real estate	—	—	339,024	—	—
Loss on extinguishment of debt	—	—	(764)	—	—
Income from discontinued operations	—	—	341,202	7,178	6,038
Net income (loss)	1,719	54,198	332,770	987	(4,405)
Less: Net income attributable to noncontrolling interests in subsidiaries	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$1,719	$54,198	$332,770	$987	$(4,405)
Per Share Data:
Net income (loss) attributable to the controlling interests	$0.02	$0.66	$4.14	$0.01	$(0.06)
Fully diluted weighted average shares outstanding	82,287	81,313	79,981	79,934	79,881
Percentage of Revenues:
Real estate expenses	37.3%	37.9%	38.2%	36.6%	36.6%
General and administrative and lease origination expenses	8.3%	7.8%	8.1%	7.2%	10.9%
Ratios:
Adjusted EBITDA / Interest expense (includes discontinued operations)	3.9	x	3.8	x	3.3	x	3.5	x	3.8	x
Net income (loss) attributable to the controlling interests / Real estate rental revenue	2.2%	67.2%	414.6%	1.3%	(6.2)%

Consolidated Balance Sheets (In thousands, except per share data) (Unaudited)

	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Assets
Land	$574,025	$566,807	$611,797	$597,258	$524,605
Income producing property	2,444,525	2,392,415	2,486,966	2,407,898	2,059,319
	3,018,550	2,959,222	3,098,763	3,005,156	2,583,924
Accumulated depreciation and amortization	(719,446)	(693,610)	(724,433)	(697,714)	(677,926)
Net income producing property	2,299,104	2,265,612	2,374,330	2,307,442	1,905,998
Properties under development or held for future development	89,791	124,193	110,572	107,969	97,288
Total real estate held for investment, net	2,388,895	2,389,805	2,484,902	2,415,411	2,003,286
Investment in real estate held for sale, net	57,028	57,028	—	199,865	201,777
Cash and cash equivalents	20,601	12,939	12,931	5,756	12,025
Restricted cash	634	1,812	1,578	1,650	1,368
Rents and other receivables	64,617	65,259	69,414	65,739	64,218
Prepaid expenses and other assets	84,722	95,149	106,251	113,434	109,215
Other assets related to properties sold or held for sale	6,123	6,336	—	16,242	16,578
Total assets	$2,622,620	$2,628,328	$2,675,076	$2,818,097	$2,408,467
Liabilities
Notes payable, net	$997,075	$996,722	$996,455	$1,445,444	$995,750
Mortgage notes payable, net	—	47,074	47,319	47,563	47,806
Line of credit	148,000	56,000	211,000	218,000	228,000
Accounts payable and other liabilities	98,966	71,136	75,735	62,603	65,252
Dividend payable	—	24,668	—	—	—
Advance rents	8,681	9,353	9,475	8,801	8,818
Tenant security deposits	10,875	10,595	10,849	10,588	9,408
Other liabilities related to properties sold or held for sale	875	718	—	14,390	15,237
Total liabilities	1,264,472	1,216,266	1,350,833	1,807,389	1,370,271
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	823	821	803	801	800
Additional paid-in capital	1,596,242	1,592,487	1,539,734	1,532,497	1,529,916
Distributions in excess of net income	(206,506)	(183,405)	(212,978)	(521,661)	(498,537)
Accumulated other comprehensive (loss) income	(32,744)	1,823	(3,659)	(1,272)	5,670
Total shareholders' equity	1,357,815	1,411,726	1,323,900	1,010,365	1,037,849
Noncontrolling interests in subsidiaries	333	336	343	343	347
Total equity	1,358,148	1,412,062	1,324,243	1,010,708	1,038,196
Total liabilities and equity	$2,622,620	$2,628,328	$2,675,076	$2,818,097	$2,408,467

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Funds from operations (FFO) (1)
Net income (loss)	$1,719	$54,198	$332,770	$987	$(4,405)
Real estate depreciation and amortization	29,720	38,812	37,340	33,044	27,057
(Gain) loss on sale of depreciable real estate	—	(61,007)	—	1,046	—
Real estate impairment	—	—	—	—	8,374
Discontinued operations:
Gain on sale of depreciable real estate	—	—	(339,024)	—	—
Real estate depreciation and amortization	—	—	59	2,377	2,490
NAREIT funds from operations (FFO)	31,439	32,003	31,145	37,454	33,516
(Gain) loss on extinguishment of debt	(468)	—	764	—	—
Restructuring expenses (2)	—	270	653	200	1,896
Core FFO (1)	$30,971	$32,273	$32,562	$37,654	$35,412

Allocation to participating securities (3)	(151)	(81)	(129)	(133)	(134)

NAREIT FFO per share - basic	$0.38	$0.39	$0.39	$0.47	$0.42
NAREIT FFO per share - fully diluted	$0.38	$0.39	$0.39	$0.47	$0.42

Core FFO per share - fully diluted	$0.37	$0.40	$0.41	$0.47	$0.44

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	82,086	81,220	79,981	79,934	79,881
Average shares - fully diluted (for NAREIT FFO and Core FFO)	82,287	81,313	80,040	79,998	79,979
______________________________
(1) See "Supplemental Definitions" on page 32 of this supplemental for the definitions of NAREIT FFO and Core FFO.
(2) Restructuring expenses include severance, accelerated share-based compensation and other expenses related to a restructuring of WashREIT personnel.
(3) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Funds available for distribution (FAD) (1)
NAREIT FFO	$31,439	$32,003	$31,145	$37,454	$33,516
Non-cash (gain) loss on extinguishment of debt	(1,381)	—	(244)	—	—
Tenant improvements and incentives	(1,072)	(6,857)	(3,196)	(3,576)	(2,269)
External and internal leasing commissions capitalized	(529)	(2,700)	(1,243)	(1,925)	(503)
Recurring capital improvements	(988)	(4,345)	(1,034)	(1,049)	(318)
Straight-line rent, net	(663)	(763)	(713)	(966)	(824)
Non-cash fair value interest expense	(59)	(178)	(179)	(209)	(212)
Non-real estate depreciation and amortization of debt costs	942	1,030	1,654	1,320	1,001
Amortization of lease intangibles, net	457	504	528	573	578
Amortization and expensing of restricted share and unit compensation	1,778	1,479	1,737	1,701	2,826
FAD	29,924	20,173	28,455	33,323	33,795
Cash loss on extinguishment of debt	913	—	1,008	—	—
Restructuring expenses (excluding accelerated share-based compensation)	—	270	436	201	915
Core FAD (1)	$30,837	$20,443	$29,899	$33,524	$34,710
______________________________
(1) See "Supplemental Definitions" on page 32 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Adjusted EBITDA (1)

Net income (loss)	$1,719	$54,198	$332,770	$987	$(4,405)
Interest expense	10,845	11,788	14,228	15,390	12,641
Real estate depreciation and amortization	29,720	38,812	37,399	35,421	29,547
Real estate impairment	—	—	—	—	8,374
Non-real estate depreciation	238	276	250	244	249
Restructuring expenses	—	270	653	200	1,896
(Gain) loss on sale of depreciable real estate	—	(61,007)	(339,024)	1,046	—
(Gain) loss on extinguishment of debt	(468)	—	764	—	—
Adjusted EBITDA	$42,054	$44,337	$47,040	$53,288	$48,302
______________________________
(1)        Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, restructuring expenses (which include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel), acquisition expenses and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Balances Outstanding

Secured
Mortgage note payable, net (1)	$—	$47,074	$47,319	$58,039	$58,805
Unsecured
Fixed rate bonds	598,028	597,781	597,618	597,371	597,124
Term loans	399,047	398,941	398,837	848,073	398,626
Credit facility	148,000	56,000	211,000	218,000	228,000
Unsecured total	1,145,075	1,052,722	1,207,455	1,663,444	1,223,750
Total	$1,145,075	$1,099,796	$1,254,774	$1,721,483	$1,282,555

Weighted Average Interest Rates

Secured
Mortgage note payable, net (1)	—%	3.8%	3.8%	4.0%	4.0%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (2)	2.8%	2.8%	2.8%	3.1%	2.8%
Credit facility	1.8%	2.7%	3.1%	3.4%	3.5%
Unsecured total	3.7%	3.9%	3.8%	3.8%	3.9%
Weighted Average	3.7%	3.9%	3.8%	3.7%	3.9%
______________________________
(1) In January 2020, WashREIT prepaid the existing mortgage note associated with Yale West, resulting in a gain on extinguishment of debt of $0.5 million.
(2) WashREIT has entered into interest rate swaps to effectively fix the floating interest rates on its term loans outstanding as of March 31, 2020 (see page 10 of this Supplemental).
Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
March 31, 2020

	Future Maturities of Debt
Year	Unsecured Debt		Credit Facility		Total Debt	Avg Interest Rate
2020	$250,000	(1)	$—		$250,000	5.1%
2021	150,000	(2)	—		150,000	2.7%
2022	300,000		—		300,000	4.0%
2023	250,000	(3)	148,000	(4)	398,000	2.5%
2024	—		—		—	—%
2025	—		—		—	—%
Thereafter	50,000		—		50,000	7.4%
Scheduled principal payments	$1,000,000		$148,000		$1,148,000	3.7%
Net discounts/premiums	(699)		—		(699)
Loan costs, net of amortization	(2,226)		—		(2,226)
Total maturities	$997,075		$148,000		$1,145,075	3.7%
Weighted average maturity = 2.9 years
______________________________

(1)	In April 2020, WashREIT prepaid without penalty the $250.0 million of 4.95% Senior Notes scheduled to mature in October 2020 using borrowings on our Revolving Credit Facility.

(2)	WashREIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate through the term loan maturity of March 2021.

(3)
WashREIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.31% all-in fixed interest rate for $150.0 million portion of the term loan. For the remaining $100.0 million portion of the term loan, WashREIT entered into interest rate swaps to effectively fix a LIBOR plus 100 basis points floating interest rate to a 3.71% all-in fixed interest rate. The interest rates are fixed through the term loan maturity of July 2023.

(4)	Maturity date for credit facility of March 2023 assumes election of option for two additional 6-month periods.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit and Term Loans
	Quarter Ended March 31, 2020	Covenant	Quarter Ended March 31, 2020	Covenant
% of Total Indebtedness to Total Assets(1)	38.2%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.8	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	—%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.6	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	32.9%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.75	≥ 1.50
% of Consolidated Secured Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	—%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	32.9%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.42	≥ 1.75
______________________________
(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2)      Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3)     Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4)        Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

	Three Months Ended
	3/31/2020		12/31/2019		9/30/2019		6/30/2019		3/31/2019
Market Data

Shares Outstanding	82,315		82,099		80,292		80,082		80,029
Market Price per Share	$23.87		$29.18		$27.36		$26.73		$28.38
Equity Market Capitalization	$1,964,859		$2,395,649		$2,196,789		$2,140,592		$2,271,223

Total Debt	$1,145,075		$1,099,796		$1,254,774		$1,721,483		$1,282,555
Total Market Capitalization	$3,109,934		$3,495,445		$3,451,563		$3,862,075		$3,553,778

Total Debt to Market Capitalization	0.37	:1	0.31	:1	0.36	:1	0.45	:1	0.36	:1

Earnings to Fixed Charges(1)	1.1x		5.2x		0.4x		0.6x		0.2x
Debt Service Coverage Ratio(2)	3.9x		3.7x		3.2x		3.3x		3.6x

Dividend Data	Three Months Ended
	3/31/2020		12/31/2019		9/30/2019		6/30/2019		3/31/2019
Total Dividends Declared	$24,820		$24,625		$24,087		$24,111		$24,141
Common Dividend Declared per Share	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO basis)	81.1%		75.0%		73.2%		63.8%		68.2%
Payout Ratio (Core FAD basis)	81.1%								69.8%
______________________________
(1)       The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratio for the three months ended December 31, 2019 and September 30, 2019 include gains on sale of real estate of $61.0 million and $339.0 million, respectively.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth 2020 vs. 2019

	Three Months Ended March 31,
	2020	2019	% Change
Cash Basis:
Multifamily	$15,883	$14,869	6.8%
Office	21,011	22,385	(6.1)%
Other (2)	3,115	3,218	(3.2)%
Overall Same-Store Portfolio (1)	$40,009	$40,472	(1.1)%

GAAP Basis:
Multifamily	$15,877	$14,865	6.8%
Office	21,247	22,756	(6.6)%
Other (2)	3,207	3,357	(4.5)%
Overall Same-Store Portfolio (1)	$40,331	$40,978	(1.6)%

______________________________
(1) Non same-store properties were:
Acquisitions:
Multifamily - Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown, Assembly Watkins Mill and Cascade at Landmark
Development:
Multifamily - The Trove
Held for sale:
Office - John Marshall II
Sold properties:
Office - Quantico Corporate Center and 1776 G Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)    Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2020
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$25,104	$33,881	$4,544	$63,529
Non same-store (1)	11,474	1,789	—	13,263
Total	36,578	35,670	4,544	76,792
Real estate expenses
Same-store portfolio	9,227	12,634	1,337	23,198
Non same-store (1)	4,758	683	—	5,441
Total	13,985	13,317	1,337	28,639
Net Operating Income (NOI)
Same-store portfolio	15,877	21,247	3,207	40,331
Non same-store (1)	6,716	1,106	—	7,822
Total	$22,593	$22,353	$3,207	$48,153

Same-store portfolio NOI (from above)	$15,877	$21,247	$3,207	$40,331
Straight-line revenue, net for same-store properties	5	(654)	18	(631)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(30)	(127)	(156)
Amortization of lease intangibles for same-store properties	—	448	17	465
Same-store portfolio cash NOI	$15,883	$21,011	$3,115	$40,009
Reconciliation of NOI to net income
Total NOI	$22,593	$22,353	$3,207	$48,153
Depreciation and amortization	(13,961)	(14,354)	(1,405)	(29,720)
General and administrative expenses	—	—	(6,337)	(6,337)
Interest expense	(172)	—	(10,673)	(10,845)
Gain on extinguishment of debt	—	—	468	468
Net income	8,460	7,999	(14,740)	1,719
Net income attributable to noncontrolling interests	—	—	—	—
Net income attributable to the controlling interests	$8,460	$7,999	$(14,740)	$1,719
______________________________
(1) For a list of non-same-store and other properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2019
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$24,923	$34,931	$4,653	$64,507
Non same-store (1)	11,196	4,964	—	16,160
Total	36,119	39,895	4,653	80,667
Real estate expenses
Same-store portfolio	9,438	13,046	1,418	23,902
Non same-store (1)	4,769	1,940	—	6,709
Total	14,207	14,986	1,418	30,611
Net Operating Income (NOI)
Same-store portfolio	15,485	21,885	3,235	40,605
Non same-store (1)	6,427	3,024	—	9,451
Total	$21,912	$24,909	$3,235	$50,056

Same-store portfolio NOI (from above)	$15,485	$21,885	$3,235	$40,605
Straight-line revenue, net for same-store properties	28	(604)	(23)	(599)
Amortization of acquired lease assets (liabilities) for same-store properties	—	(95)	(126)	(221)
Amortization of lease intangibles for same-store properties	—	548	11	559
Same-store portfolio cash NOI	$15,513	$21,734	$3,097	$40,344

Reconciliation of NOI to net income
Total NOI	$21,912	$24,909	$3,235	$50,056
Depreciation and amortization (2)	(20,991)	(16,459)	(1,362)	(38,812)
General and administrative expenses	—	—	(6,265)	(6,265)
Interest expense	(516)	—	(11,272)	(11,788)
Loss on sale of real estate	—	—	61,007	61,007
Income from continuing operations	405	8,450	45,343	54,198
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	—	—	—
Net income	405	8,450	45,343	54,198
Net income attributable to noncontrolling interests	—	—	—	—
Net income attributable to controlling interests	$405	$8,450	$45,343	$54,198
______________________________
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.
(2) Depreciation and amortization includes $3.9 million at the Assembly Portfolio related to amortization of intangible lease assets, which have a weighted average useful life of seven months.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2019
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$24,335	$35,512	$4,806	$64,653
Non same-store (1)	—	6,781	—	6,781
Total	24,335	42,293	4,806	71,434

Real estate expenses
Same-store portfolio	9,470	12,756	1,449	23,675
Non same-store (1)	—	2,468	—	2,468
Total	9,470	15,224	1,449	26,143

Net Operating Income (NOI)
Same-store portfolio	14,865	22,756	3,357	40,978
Non same-store (1)	—	4,313	—	4,313
Total	$14,865	$27,069	$3,357	$45,291

Same-store portfolio NOI (from above)	$14,865	$22,756	$3,357	$40,978
Straight-line revenue, net for same-store properties	3	(877)	(4)	(878)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(83)	(144)	(226)
Amortization of lease intangibles for same-store properties	—	589	9	598
Same-store portfolio cash NOI	$14,869	$22,385	$3,218	$40,472

Reconciliation of NOI to net income
Total NOI	$14,865	$27,069	$3,357	$45,291
Depreciation and amortization	(8,354)	(17,265)	(1,438)	(27,057)
General and administrative expenses	—	—	(7,807)	(7,807)
Interest expense	(521)	—	(11,975)	(12,496)
Real estate impairment	—	—	(8,374)	(8,374)
Income (loss) from continuing operations	5,990	9,804	(26,237)	(10,443)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	—	6,038	6,038
Net income (loss)	5,990	9,804	(20,199)	(4,405)
Net income attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to the controlling interests	$5,990	$9,804	$(20,199)	$(4,405)
______________________________
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

Percentage of NOI
Q1 2020
DC
Multifamily	6.8%
Office	21.1%
Other (1)	2.2%
30.1%
Maryland
Multifamily	4.1%
Other (1)	2.9%
7.0%
Virginia
Multifamily	36.0%
Office	25.3%
Other (1)	1.6%
62.9%

Total Portfolio	100.0%

Net Operating Income (NOI) - Multifamily (Dollars In thousands)

	Apartment Units as of 3/31/2020	Three Months Ended
		3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Rental and other property revenues
Same-store (1)	4,268	$25,104	$24,923	$24,763	$24,434	$24,335
Non same-store
Acquisitions (2)	2,390	11,437	11,174	11,014	5,453	—
Development (3)	401	37	22	13	—	—
Total rental and other property revenues	7,059	36,578	36,119	35,790	29,887	24,335

Property operating expenses
Same-store		9,227	9,438	9,730	9,179	9,470
Non same-store
Acquisitions		4,511	4,717	4,477	2,047	—
Development		247	52	25	—	—
Total property operating expenses		13,985	14,207	14,232	11,226	9,470

Net Operating Income (NOI)
Same-store		15,877	15,485	15,033	15,255	14,865
Non same-store
Acquisitions		6,926	6,457	6,537	3,406	—
Development		(210)	(30)	(12)	—	—
Total NOI		$22,593	$21,912	$21,558	$18,661	$14,865

Same-store metrics
Retention (4)		55%	55%	56%	54%	54%

______________________________

(1)
Includes properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared.

(2)
Includes properties that were acquired within the years being compared. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared.

(3)
Include development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. As of March 31, 2020, 121 of the 401 units in development were delivered.

(4)	Represents the percentage of Same-store property leases renewed that were set to expire in the period presented.

Same-Store Operating Results - Multifamily (Dollars in thousands, except Average Effective Monthly Rent per Unit)

		Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Quarter-to-Date Comparison	Apt Units	Q1 20	Q1 19	% Change	Q1 20	Q1 19	% Change	Q1 20	Q1 19	% Change	Q1 20	Q1 19	% Change	Q1 20	Q1 19	% Change
Total/Weighted Average	4,268	$25,104	$24,335	3.2%	$9,227	$9,470	(2.6)%	$15,877	$14,865	6.8%	95.6%	95.4%	0.2%	$1,830	$1,770	3.4%

		Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Sequential Comparison	Apt Units	Q1 20	Q4 19	% Change	Q1 20	Q4 19	% Change	Q1 20	Q4 19	% Change	Q1 20	Q4 19	% Change	Q1 20	Q4 19	% Change
Total/Weighted Average	4,268	$25,104	$24,923	0.7%	$9,227	$9,438	(2.2)%	$15,877	$15,485	2.5%	95.6%	94.9%	0.7%	$1,830	$1,822	0.4%

Same-Store Operating Expenses - Multifamily (In thousands)

Quarter-to-Date Comparison	Q1 2020	Q1 2019	$ Change	% Change	% of Q1 2020 Total
Controllable (1)	$4,330	$4,409	$(79)	(1.8)%	46.9%
Non-Controllable (2)	4,897	5,061	(164)	(3.2)%	53.1%
Total same-store operating expenses	$9,227	$9,470	$(243)	(2.6)%	100.0%

Sequential Comparison	Q1 2020	Q4 2019	$ Change	% Change	% of Q1 2020 Total
Controllable	$4,330	$4,740	$(410)	(8.6)%	46.9%
Non-Controllable	4,897	4,698	199	4.2%	53.1%
Total same-store operating expenses	$9,227	$9,438	$(211)	(2.2)%	100.0%

______________________________
(1) Controllable operating expenses consist of:
Payroll, Repairs & Maintenance, Marketing, Administrative and other
(2) Non-Controllable operating expenses consist of:
Third-party Fees, Utilities, Insurance, and Real Estate Taxes

Same-Store Portfolio and Overall Average Occupancy Levels by Sector

	Average Occupancy - Same-Store Properties(1) (2)
Sector	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Multifamily	95.6%	94.9%	95.0%	95.4%	95.4%
Office	87.2%	88.2%	89.3%	89.7%	90.1%
Other (3)	91.0%	89.6%	88.9%	88.8%	89.7%

Overall Portfolio	91.7%	91.6%	92.1%	92.6%	92.7%

	Average Occupancy - All Properties (2)
Sector	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Multifamily (4)	90.0%	94.8%	95.0%	95.4%	95.4%
Office	88.1%	89.5%	90.8%	89.7%	89.6%
Other (3) and discontinued operations	91.0%	89.6%	89.5%	91.5%	91.7%

Overall Portfolio (5)	90.0%	92.6%	92.5%	92.9%	92.3%

______________________________
(1) Non same-store properties were:
Acquisitions:
Multifamily - Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown, Assembly Watkins Mill and Cascade at Landmark
Development:
Multifamily - The Trove
Held for sale:
Office - John Marshall II
Sold properties:
Office - Quantico Corporate Center and 1776 G Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)     Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and other properties includes short-term lease agreements.

(3)     Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

(4) Multifamily average occupancy for the three months ended March 31, 2020 declined due to the addition of the total rentable units at the Trove, which began to lease-up in the first quarter of 2020.
(5) Average occupancy based on monthly occupied net rentable square footage excludes the Assembly Portfolio and Cascade at Landmark for the 2019 periods.

Same-Store Portfolio and Overall Ending Occupancy Levels by Sector

	Ending Occupancy - Same-Store Properties (1) (2)
Sector	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Multifamily	95.3%	95.0%	95.1%	95.2%	95.5%
Office	87.2%	88.8%	88.7%	89.2%	89.9%
Other (3)	91.1%	90.9%	89.0%	88.7%	90.0%

Overall Portfolio	91.6%	92.0%	91.9%	92.4%	92.7%

	Ending Occupancy - All Properties (2)
Sector	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Multifamily (4)	89.9%	94.9%	95.0%	95.3%	95.5%
Office	88.1%	89.6%	90.3%	90.7%	89.6%
Other (3) and discontinued operations	91.1%	90.9%	89.0%	91.5%	91.9%

Overall Portfolio	89.9%	92.8%	93.0%	93.1%	92.3%

______________________________
(1) Non same-store properties were:
Acquisitions:
Multifamily - Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown, Assembly Watkins Mill and Cascade at Landmark
Development:
Multifamily - The Trove
Held for sale:
Office - John Marshall II
Sold properties:
Office - Quantico Corporate Center and 1776 G Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)   Ending occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily," on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period. The occupied square footage for office and other properties includes short-term lease agreements.

(3)    Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

(4) Multifamily ending occupancy for the three months ended March 31, 2020 declined due to the addition of the total rentable units at the Trove, which began to lease-up in the first quarter of 2020.

Development Summary
March 31, 2020

Development
Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cash Cost (1) (in thousands)	Cash Cost to Date (1) (in thousands)	Initial Occupancy

Trove (Wellington land parcel), Arlington, VA	401 units	$123,000	$102,126	Phase I - first quarter 2020 (2)
				Phase II - fourth quarter 2020 (2)
______________________________

(1)	Represents anticipated/actual cash expenditures and excludes allocations of capitalized corporate overhead costs and interest.

(2)
This development project has two phases: Phase I consists of 203 units and a ten-level garage. In February 2020, leasing commenced with the first deliveries of Phase I units and the completion of the ten-level garage. Phase II consists of 198 units, with delivery of units anticipated to commence in the fourth quarter of 2020.

Commercial Leasing Summary - New Leases

	1st Quarter 2020		4th Quarter 2019		3rd Quarter 2019		2nd Quarter 2019		1st Quarter 2019
Gross Leasing Square Footage
Office Buildings	45,976		46,286		35,364		32,073		89,713
Retail Centers	15,392		8,466		4,624		69,170		48,663
Total	61,368		54,752		39,988		101,243		138,376
Weighted Average Term (years)
Office Buildings	4.4		7.8		9.0		6.6		13.7
Retail Centers	5.5		14.9		3.8		10.3		6.5
Total	4.7		8.9		9.2		9.2		11.1
Weighted Average Free Rent Period (months)
Office Buildings	1.1		6.9		9.4		3.0		1.7
Retail Centers	1.1		6.4		3.0		1.6		1.8
Total	1.1		6.8		8.8		2.5		1.7

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$43.39	$43.12	$43.09	$43.81	$42.68	$43.70	$46.75	$46.32	$49.40	$48.68
Retail Centers	17.96	17.90	60.79	50.44	40.59	38.41	10.36	10.04	11.63	11.42
Total	$37.01	$36.80	$45.83	$44.83	$42.44	$43.09	$21.89	$21.54	$36.11	$35.58

Rate on new leases
Office Buildings	$47.20	$45.37	$57.63	$52.52	$52.20	$47.09	$51.02	$47.15	$62.31	$53.02
Retail Centers	21.31	19.36	61.86	51.03	40.59	38.41	11.86	11.08	12.11	11.73
Total	$40.71	$38.85	$58.28	$52.29	$50.86	$46.09	$24.26	$22.51	$44.66	$38.50

Percentage Increase
Office Buildings	8.8%	5.2%	33.7%	19.9%	22.3%	7.8%	9.1%	1.8%	26.1%	8.9%
Retail Centers	18.7%	8.2%	1.8%	1.2%	—%	—%	14.5%	10.4%	4.1%	2.7%
Total	10.0%	5.6%	27.2%	16.6%	19.8%	7.0%	10.8%	4.5%	23.7%	8.2%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$480,677	$10.45	$3,234,510	$69.88	$2,545,774	$71.99	$1,628,785	$50.78	$16,333,084	$182.06
Retail Centers	9,000	0.58	1,075,385	127.02	—	—	1,260,945	18.23	910,870	18.72
Subtotal	$489,677	$7.98	$4,309,895	$78.71	$2,545,774	$63.66	$2,889,730	$28.54	$17,243,954	$124.62
Leasing Commissions
Office Buildings	$240,732	$5.24	$1,172,922	$25.34	$944,177	$26.70	$560,319	$17.47	$3,499,600	$39.01
Retail Centers	95,055	6.18	360,543	42.59	31,238	6.76	354,914	5.13	271,023	5.57
Subtotal	$335,787	$5.47	$1,533,465	$28.01	$975,415	$24.39	$915,233	$9.04	$3,770,623	$27.25
Tenant Improvements and Leasing Commissions
Office Buildings	$721,409	$15.69	$4,407,432	$95.22	$3,489,951	$98.69	$2,189,104	$68.25	$19,832,684	$221.07
Retail Centers	104,055	6.76	1,435,928	169.61	31,238	6.76	1,615,859	23.36	1,181,893	24.29
Total	$825,464	$13.45	$5,843,360	$106.72	$3,521,189	$88.05	$3,804,963	$37.58	$21,014,577	$151.87
______________________________
Note: This table excludes short-term lease agreements and activity at properties sold during the quarter. The cost of landlord build-out on Space+ leases executed in Q1 2020 that are excluded from Tenant Improvements in the table above totaled $1.1 million.

Commercial Leasing Summary - Renewal Leases

	1st Quarter 2020		4th Quarter 2019		3rd Quarter 2019		2nd Quarter 2019		1st Quarter 2019
Gross Leasing Square Footage
Office Buildings	42,574		56,811		15,936		52,016		85,831
Retail Centers	19,350		8,193		11,145		115,275		40,059
Total	61,924		65,004		27,081		167,291		125,890
Weighted Average Term (years)
Office Buildings	3.7		8.7		3.9		10.6		9.8
Retail Centers	7.1		5.0		7.8		8.9		3.5
Total	4.8		8.2		5.5		9.4		7.7
Weighted Average Free Rent Period (months)
Office Buildings	1.2		6.5		1.5		10.6		10.9
Retail Centers	0.1		1.1		—		—		—
Total	1.0		5.8		0.9		5.3		8.4

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$43.46	$44.70	$37.12	$37.67	$44.38	$46.25	$37.41	$42.49	$43.51	$43.44
Retail Centers	19.88	20.96	36.13	38.30	31.30	32.75	14.00	14.35	26.31	27.67
Total	$36.09	$37.28	$37.00	$37.75	$39.00	$40.70	$21.28	$23.10	$37.71	$38.13

Rate on new leases
Office Buildings	$46.39	$45.00	$47.03	$42.21	$51.27	$49.29	$38.68	$34.16	$45.95	$43.25
Retail Centers	21.73	20.64	39.33	38.06	42.24	40.38	16.13	15.32	29.40	28.18
Total	$38.69	$37.39	$46.06	$41.69	$47.55	$45.62	$23.14	$21.18	$40.37	$38.17

Percentage Increase
Office Buildings	6.7%	0.7%	26.7%	12.1%	15.5%	6.6%	3.4%	(19.6)%	5.6%	(0.4)%
Retail Centers	9.3%	(1.5)%	8.9%	(0.6)%	35.0%	23.3%	15.2%	6.8%	11.8%	1.8%
Total	7.2%	0.3%	24.5%	10.4%	21.9%	12.1%	8.7%	(8.3)%	7.0%	0.1%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$79,005	$1.86	$2,101,721	$36.99	$23,882	$1.50	$3,663,033	$70.42	$1,684,478	$19.63
Retail Centers	125,447	6.48	—	—	—	—	—	—	18,132	0.45
Subtotal	$204,452	$3.30	$2,101,721	$32.33	$23,882	$0.88	$3,663,033	$21.90	$1,702,610	$13.52
Leasing Commissions
Office Buildings	$209,309	$4.92	$1,144,764	$20.15	$101,139	$6.35	$970,622	$18.66	$421,795	$4.91
Retail Centers	34,498	1.78	20,099	2.45	34,664	3.11	267,317	2.32	39,969	1.00
Subtotal	$243,807	$3.94	$1,164,863	$17.92	$135,803	$5.01	$1,237,939	$7.40	$461,764	$3.67
Tenant Improvements and Leasing Commissions
Office Buildings	$288,314	$6.78	$3,246,485	$57.14	$125,021	$7.85	$4,633,655	$89.08	$2,106,273	$24.54
Retail Centers	159,945	8.26	20,099	2.45	34,664	3.11	267,317	2.32	58,101	1.45
Total	$448,259	$7.24	$3,266,584	$50.25	$159,685	$5.89	$4,900,972	$29.29	$2,164,374	$17.19
______________________________
Note: This table excludes short-term lease agreements and activity at properties sold during the quarter.

10 Largest Tenants - Based on Annualized Commercial Income
March 31, 2020

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
Atlantic Media, Inc.	1	91	5.4%	134,084	3.5%
Capital One, N.A.	3	25	3.9%	143,090	3.8%
Booz, Allen & Hamilton, Inc.	1	70	3.5%	222,989	5.9%
EIG Management Company, LLC	1	210	2.1%	51,252	1.4%
B. Riley Financial, Inc.	1	33	2.1%	54,540	1.4%
Epstein, Becker & Green, P.C.	1	105	2.1%	55,318	1.5%
Hughes Hubbard & Reed LLP	1	155	2.0%	47,788	1.3%
Morgan Stanley Smith Barney Financing	1	126	1.8%	42,316	1.1%
Promontory Interfinancial Network, LLC	1	80	1.6%	36,867	1.0%
Graham Holdings Company	1	56	1.5%	33,815	0.9%
Total/Weighted Average		82	26.0%	822,059	21.8%
______________________________
Note: This table excludes short-term lease agreements.

Industry Diversification - Office
March 31, 2020

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$33,793,804	26.59%	906,087	32.30%
Finance and Insurance	23,863,165	18.78%	460,973	16.43%
Other Services (except Public Administration)	18,692,824	14.71%	381,350	13.60%
Information	16,220,886	12.77%	310,955	11.09%
Legal Services	11,928,999	9.39%	224,002	7.99%
Health Care and Social Assistance	6,243,065	4.91%	170,590	6.08%
Public Administration	3,937,653	3.10%	54,044	1.93%
Retail Trade	3,119,440	2.45%	52,848	1.88%
Miscellaneous:
Real Estate, Rental and Leasing	2,570,166	2.02%	57,335	2.04%
Accommodation and Food Services	2,166,663	1.71%	54,907	1.96%
Other	4,532,108	3.57%	131,898	4.70%
Total	$127,068,773	100.00%	2,804,989	100.00%
______________________________
Note: Federal government tenants comprise 2.5% of annualized base rental revenue.

Lease Expirations
March 31, 2020

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2020	35	152,920	5.09%	$5,920,639	$38.72	4.15%
2021	52	222,872	7.42%	8,559,277	38.40	6.00%
2022	44	368,800	12.27%	18,317,270	49.67	12.84%
2023	55	302,225	10.06%	15,141,306	50.10	10.62%
2024	56	298,203	9.92%	15,954,612	53.50	11.19%
2025 and thereafter	146	1,660,214	55.24%	78,709,845	47.41	55.20%
	388	3,005,234	100.00%	$142,602,949	47.45	100.00%
Other:
2020	6	26,959	4.58%	$148,042	$5.49	1.01%
2021	10	70,891	12.04%	1,500,910	21.17	10.25%
2022	13	78,934	13.41%	1,817,214	23.02	12.41%
2023	18	65,858	11.19%	1,644,596	24.97	11.23%
2024	14	130,534	22.18%	3,009,903	23.06	20.55%
2025 and thereafter	35	215,436	36.60%	6,525,872	30.29	44.55%
	96	588,612	100.00%	$14,646,537	24.88	100.00%
Total:
2020	41	179,879	5.01%	$6,068,681	$33.74	3.86%
2021	62	293,763	8.17%	10,060,187	34.25	6.40%
2022	57	447,734	12.46%	20,134,484	44.97	12.80%
2023	73	368,083	10.24%	16,785,902	45.60	10.67%
2024	70	428,737	11.93%	18,964,515	44.23	12.06%
2025 and thereafter	181	1,875,650	52.19%	85,235,717	45.44	54.21%
	484	3,593,846	100.00%	$157,249,486	43.76	100.00%
______________________________
(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
March 31, 2020

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	# OF UNITS	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Multifamily Buildings / # units
Clayborne	Alexandria, VA	2008	2008	74	60,000	98.6%	97.3%
Riverside Apartments	Alexandria, VA	2016	1971	1,222	1,001,000	96.9%	95.6%
Park Adams	Arlington, VA	1969	1959	200	173,000	97.0%	95.0%
Bennett Park	Arlington, VA	2007	2007	224	215,000	96.0%	95.5%
The Paramount	Arlington, VA	2013	1984	135	141,000	94.1%	94.1%
The Maxwell	Arlington, VA	2011	2014	163	116,000	95.7%	92.0%
The Wellington	Arlington, VA	2015	1960	711	600,000	97.2%	96.1%
Roosevelt Towers	Falls Church, VA	1965	1964	191	170,000	97.9%	96.3%
The Ashby at McLean	McLean, VA	1996	1982	256	274,000	95.7%	94.9%
Bethesda Hill Apartments	Bethesda, MD	1997	1986	195	225,000	97.9%	96.4%
3801 Connecticut Avenue	Washington, DC	1963	1951	307	178,000	96.1%	95.8%
Kenmore Apartments	Washington, DC	2008	1948	374	268,000	92.8%	92.5%
Yale West	Washington, DC	2014	2011	216	173,000	96.8%	96.8%
Assembly Alexandria	Alexandria, VA	2019	1990	532	437,000	96.6%	94.9%
Assembly Manassas	Manassas, VA	2019	1986	408	390,000	95.6%	94.4%
Assembly Dulles	Herndon, VA	2019	2000	328	361,000	97.6%	93.9%
Assembly Leesburg	Leesburg, VA	2019	1986	134	124,000	96.3%	94.0%
Assembly Herndon	Herndon, VA	2019	1991	283	221,000	96.8%	93.6%
Assembly Germantown	Germantown, MD	2019	1990	218	211,000	96.3%	95.0%
Assembly Watkins Mill	Gaithersburg, MD	2019	1975	210	193,000	99.0%	96.2%
Cascade at Landmark	Alexandria, VA	2019	1988	277	273,000	97.1%	97.1%
Subtotal Stabilized Properties				6,658	5,804,000	96.5%	95.1%
The Trove (2)	Arlington, VA	2015	2020	401	293,000	5.5%	3.0%
Subtotal All Properties				7,059	6,097,000
______________________________

(1)	Leased percentage and ending occupancy calculations are based on units for multifamily buildings.

(2)	This development project consists of 401 units with 121 units delivered in the first quarter of 2020. See page 23 for further information.

Schedule of Properties (continued)
March 31, 2020

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Office Buildings
515 King Street	Alexandria, VA	1992	1966	75,000	86.5%	86.5%
Courthouse Square	Alexandria, VA	2000	1979	120,000	83.0%	81.2%
1600 Wilson Boulevard	Arlington, VA	1997	1973	170,000	91.5%	88.5%
Fairgate at Ballston	Arlington, VA	2012	1988	145,000	83.7%	78.6%
Arlington Tower	Arlington, VA	2018	1980/2014	391,000	84.2%	82.6%
Monument II	Herndon, VA	2007	2000	209,000	95.1%	95.1%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2015	550,000	97.3%	91.4%
John Marshall II	Tysons, VA	2011	1996/2010	223,000	100.0%	100.0%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000	86.9%	85.6%
1220 19th Street	Washington, DC	1995	1976	103,000	79.3%	66.6%
2000 M Street	Washington, DC	2007	1971	232,000	89.2%	89.2%
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000	88.6%	88.6%
1227 25th Street	Washington, DC	2011	1988	135,000	89.6%	82.3%
Army Navy Building	Washington, DC	2014	1912/1987/2017	108,000	100.0%	100.0%
1775 Eye Street, NW	Washington, DC	2014	1964	189,000	89.3%	89.3%
Watergate 600	Washington, DC	2017	1972/1997	294,000	89.4%	87.3%
Subtotal				3,229,000	90.7%	88.1%
______________________________

(1)	The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Schedule of Properties (continued)
March 31, 2020

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Retail Centers
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	95.1%	95.1%
Concord Centre	Springfield, VA	1973	1960	75,000	89.5%	87.0%
Randolph Shopping Center	Rockville, MD	2006	1972	83,000	84.1%	84.1%
Montrose Shopping Center	Rockville, MD	2006	1970	149,000	94.0%	94.0%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100.0%	100.0%
Westminster	Westminster, MD	1972	1969	150,000	95.0%	95.0%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000	84.7%	84.7%
Spring Valley Village	Washington, DC	2014	1941/1950/2018	94,000	93.8%	86.6%
Subtotal				697,000	92.4%	91.1%
TOTAL PORTFOLIO				10,023,000
______________________________

(1)	The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Supplemental Definitions
March 31, 2020

Adjusted EBITDA (a non-GAAP measure) is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, restructuring expenses (which include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel), acquisition expenses and gain from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Average Effective Rent per Unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.
Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Ending Occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except Multifamily, on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period.

NAREIT Funds from operations ("NAREIT FFO") is defined by 2018 National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) FFO White Paper Restatement, as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with the sale of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs, severance expenses and other expenses related to corporate restructuring and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based executive transition costs, severance expenses and other expenses related to corporate restructuring and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term. Beginning in Q4 2018, in cases where the space has been remeasured in accordance with criteria set by the Building Owners and Managers Association ("BOMA"), the square feet former tenant's space is adjusted to be equivalent to the square feet of the new/renewing tenant's space.

Same-store portfolio properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared.

Same-store portfolio NOI growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.
Short-term leases are commercial leases with a term of less than 12 months.
Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Currently, one of the most significant factors is the potential adverse effect of the COVID-19 virus and ensuing economic turmoil on the financial condition, results of operations, cash flows and performance of the WashREIT, particularly our ability to collect rent, on the financial condition, results of operations, cash flows and performance of our tenants, and on the global economy and financial markets. The extent to which COVID-19 impacts WashREIT and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified in the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2019, as amended by Amendment No. 1 to the Annual Report on Form 10-K, filed on March 6, 2020, as well as the risks set forth below, as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Additional factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to the risks associated with the ownership of real estate in general and our real estate assets in particular; the economic health of the greater Washington metro region; the risk of failure to enter into/and or complete contemplated acquisitions and dispositions at all, within the price ranges anticipated and on the terms and timing anticipated; changes to the composition of our portfolio; fluctuations in interest rates; reductions in or actual or threatened changes to the timing of federal government spending; the risks related to use of third-party providers and joint venture partners; the ability to control our operating expenses; the economic health of our tenants; the supply of competing properties; shifts away from brick and mortar stores to ecommerce; the availability and terms of financing and capital and the general volatility of securities markets; compliance with applicable laws, including those concerning the environment and access by persons with disabilities; terrorist attacks or actions and/or cyber attacks; weather conditions, natural disasters and pandemics; ability to maintain key personnel; failure to qualify and maintain our qualification as a REIT and the risks of changes in laws affecting REITs; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2019 Form 10-K, as amended by Amendment No. 1 to the Annual Report on Form 10-K, filed on March 6, 2020, and subsequent Quarterly Reports on Form 10-Q. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events, or otherwise.